Exhibit 10.29

THIS AGREEMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMMON SHARES OF THE COMPANY ARE LISTED ON THE NEW YORK STOCK EXCHANGE.

                                        #GrantDate#

Attn: #ParticipantName#
Avient Corporation

AVIENT CORPORATION INCENTIVE AWARD

Grant of Restricted Stock Units

Subject to the terms and conditions of the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), and this letter agreement (this “Agreement”), the Compensation Committee of the Board of Directors (the “Committee”) of Avient Corporation (“Avient”) [or its authorized delegatee]1 has granted to you, as of #GrantDate#, the following award:
#QuantityGranted# restricted stock units (the “Restricted Stock Units”), which shall vest in accordance with the terms set forth in this Agreement. Each Restricted Stock Unit shall represent one hypothetical common share, par value US$0.01 per share, of Avient (a “Common Share”) and shall at all times be equal in value to one Common Share.
A copy of the Plan is available for your review through the Corporate Secretary’s office. Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.
1.Vesting of Restricted Stock Units.
(a)Normal Vesting. Subject to the provisions of the Plan and this Agreement, the Restricted Stock Units shall vest in substantially equal installments on each of the following dates: #VestDate_1#, #VestDate_2# and #VestDate_3# (each date, a “Vesting Date”, and the three-year vesting period from #GrantDate# until
1 Note to Avient: This language should only be included for RSU grants that are approved under the CEO’s delegation authority rather than by the Compensation Committee.
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#VestDate_3#, the “Restriction Period”), provided that you remain in the continuous employ of Avient or a Subsidiary on each such Vesting Date.
(b)Disability or Death. Notwithstanding the provisions of Section 1(a) of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the end of the Restriction Period due to (i) your permanent and total disability (as defined under the relevant disability plan or program of Avient or a Subsidiary in which you then participate) or (ii) your death, you shall vest in a number of Restricted Stock Units equal to the product of (A) one-third of the total number of Restricted Stock Units subject to this Agreement, multiplied by (B) a fraction, the numerator of which is the number of days that have elapsed between the Vesting Date immediately preceding your termination date (or, in the event your employment terminates prior to the first Vesting Date, #GrantDate#) and the date your employment by Avient or a Subsidiary terminates, and the denominator of which is 365 (or 366, if your employment terminates in 2028). The remaining portion of the Restricted Stock Units will be forfeited.
(c)Retirement. Notwithstanding the provisions of Sections 1(a) and 1(b) of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the end of the Restriction Period due to (i) your retirement at age 55 or older with at least 10 years of service (“55+ Retirement”) or (ii) your retirement at age 58 or older with at least 5 years of service (“58+ Retirement”), you shall vest in all of the Restricted Stock Units that remain unvested as of the date of your 55+ Retirement or 58+ Retirement, as applicable.
(d)Termination without Cause Prior to a Change of Control. Notwithstanding the provisions of Sections 1(a), 1(b) and 1(c), if your employment with Avient or a Subsidiary is terminated by Avient or a Subsidiary without Cause (as defined in Section 1(f)(i) below) prior to the end of the Restriction Period and prior to a Change of Control in the circumstances described below, any Restricted Stock Units that remain unvested as of such termination shall vest as follows:
(i)If, as of the date of your termination without Cause (as defined in Section 1(f)(i)), (A) you have been designated as an officer for purposes of Section 16 of the Exchange Act (a “Section 16 Officer”) for at least two consecutive years immediately prior to such date and are not eligible for a 55+ Retirement or a 58+ Retirement (“Retirement Eligible”) or (B) you have not been designated a Section 16 Officer for at least two consecutive years immediately prior to such date and you are Retirement Eligible, you shall vest on the date of your termination without Cause in a number of Restricted Stock Units equal to the product of (I) one-third of the total number of Restricted Stock Units subject to this Agreement, multiplied by (II) a fraction, the numerator of which is the number of days that have elapsed between the Vesting Date immediately preceding your termination date (or, in the event your employment terminates prior to the first Vesting Date, #GrantDate#) and the date your employment by Avient or a Subsidiary terminates, and the denominator of which is 365 (or 366, if your employment terminates in 2028). Any remaining portion of the Restricted Stock Units will be forfeited.
(ii)If, as of the date of your termination without Cause (as defined in Section 1(f)(i)), you have been designated a Section 16 Officer for more than two consecutive years immediately prior to such date and are Retirement
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Eligible, you shall vest on the date of your termination without Cause in all of the Restricted Stock Units that remain unvested as of such date.
(e)Change of Control. Notwithstanding the provisions of Sections 1(a), 1(b), 1(c) and 1(d) of this Agreement, if a Change of Control occurs prior to the end of the Restriction Period and you remain in the continuous employ of Avient or a Subsidiary, any Restricted Stock Units that remain unvested as of such Change of Control shall vest as follows:
(i)notwithstanding anything to the contrary herein, except to the extent that a Replacement Award is provided to you in accordance with Section 1(e)(ii) to continue, replace or assume the Restricted Stock Units covered by this Agreement (the “Replaced Award”), all of the unvested Restricted Stock Units shall vest on the date of such Change of Control.
(ii)for purposes of this Agreement, a “Replacement Award” means an award (A) of the same type (e.g., time-based restricted stock units) as the Replaced Award, (B) that has a value at least equal to the value of the Replaced Award, (C) that relates to publicly traded equity securities of Avient or its successor in the Change of Control or another entity that is affiliated with Avient or its successor following the Change of Control (the “Successor”), (D) if you are subject to U.S. federal income tax under the Code, the tax consequences of which under the Code are not less favorable than the tax consequences of the Replaced Award, (E) that vests in full upon a termination of your employment with Avient, a Subsidiary or the Successor without Cause (as defined in Section 1(f)(ii) below) by Avient, a Subsidiary or the Successor or by you for Good Reason (as defined in Section 1(f)(iii) below), in either case within a period of two years after the Change of Control, and (F) the other terms and conditions of which are not less favorable to you than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control).  A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code.  Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied.  The determination of whether the conditions of this Section 1(e)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
(iii)if, after receiving a Replacement Award and within a period of two years after the Change of Control, (A) your employment is terminated without Cause (as defined in Section 1(f)(ii) below) by Avient, a Subsidiary or the Successor, as applicable, or (B) you terminate your employment with Avient, a Subsidiary or the Successor, as applicable, for Good Reason (as defined in Section 1(f)(iii) below), the Replacement Award, to the extent it remains unvested, shall become fully vested with respect to the time-based restricted stock units covered by such Replacement Award upon such termination.
(iv)if a Replacement Award is provided, notwithstanding anything in this Agreement to the contrary, any outstanding Restricted Stock Units subject to this Agreement that at the time of the Change of Control are not subject
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to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be vested at the time of such Change of Control.
(f)For purposes of this Agreement:
(i)in the event of a termination of your employment without Cause pursuant to Section 1(d) of this Agreement, “Cause” shall mean (A) your serious violation or deliberate disregard of Avient or a Subsidiary’s policies; (B) your gross dereliction in the performance of your job duties and responsibilities; (C) your violation of Avient’s Code of Conduct or any successor document; (D) your misappropriation of property of Avient or a Subsidiary; (E) your commission of an act of fraud upon, or bad faith, dishonesty or disloyalty toward Avient or any of its Subsidiaries; (F) your breach of any restrictive covenants or written obligations to Avient or a Subsidiary in respect of confidentiality and/or the use or ownership of proprietary information; (G) an event of egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Committee, your credibility and reputation no longer conforms to the standards applicable to Avient’s executives; or (H) an act or omission that Avient reasonably determines may prejudice significantly its best interests if your employment is not terminated.
(ii)in the event of a termination of your employment without Cause following a Change of Control pursuant to Section 1(e) of this Agreement, “Cause” shall mean (A) the willful and continued failure by you to substantially perform your duties with Avient or any Subsidiary, which failure causes material and demonstrable injury to Avient or any Subsidiary (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Committee or the Board which specifically identifies the manner in which the Committee or the Board believes that you have not substantially performed your duties, and after you have been given a period of at least 30 days to correct your performance, or (B) the willful engaging by you in other gross misconduct materially and demonstrably injurious to Avient or a Subsidiary. For purposes of this Section 1(f)(ii), no act or failure to act, on your part shall be considered “willful” unless conclusively demonstrated to have been done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Avient or a Subsidiary.
(iii)“Good Reason” shall mean (A) a material diminution in your duties or responsibilities at Avient or a Subsidiary; (B) a material reduction in your base salary, other than a reduction or failure that is part of a broad reduction in base salary generally applicable to Avient’s other similarly-situated employees; (C) your permanent reassignment to another primary work location more than 50 miles from your then-current work location; or (D) a material breach by Avient or a Subsidiary of any obligation under any material agreement between you and Avient or a Subsidiary; provided, that no later than 30 days following an event constituting Good Reason, you give notice to Avient or a Subsidiary of the occurrence of such event, Avient or a Subsidiary fails to remedy the event within 30 calendar days after receipt of such written notice and your employment is terminated within 60 days thereafter.
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(g)Notwithstanding the provisions of Sections 1(a), 1(b), 1(c), 1(d) and 1(e) of this Agreement and to the extent permitted by applicable law, a number of Restricted Stock Units may vest and become payable prior to a Vesting Date or other vesting event described in Sections 1(b), 1(c), 1(d) and 1(e) of this Agreement in an amount that is sufficient to cover any employment tax that becomes payable by you with respect to the Restricted Stock Units prior to such Vesting Date or other vesting event, as applicable.
2.Other Termination. If your employment with Avient or a Subsidiary terminates before the end of the Restriction Period for any reason other than as set forth in Section 1(b), Section 1(c), Section 1(d) or Section 1(e)(iii) of this Agreement, all of the Restricted Stock Units that remain unvested as of the termination of your employment will be forfeited. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 1(f)(i) or Section 1(f)(ii), as applicable, depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.
3.Payment of Restricted Stock Units.
(a)The Restricted Stock Units that vest pursuant to Section 1 of this Agreement will be paid in Common Shares transferred to you within 30 business days following the applicable Vesting Date; provided, however, that, subject to Section 3(c) of this Agreement, the Restricted Stock Units that vest in accordance with Section 1(b), 1(c), 1(d), 1(e)(i) or 1(e)(iii) of this Agreement will be paid within 30 business days following the date of the termination of your employment or the date of the Change of Control, whichever applies.
(b)If Avient determines that it is required to withhold taxes from any payment, Avient will withhold Common Shares with a value equal to the amount of these taxes from the payment, and such Common Shares will be valued at an amount equal to the fair market value of such Common Shares on the date of payment.
(c)If the event triggering the right to payment under Section 3(a) of this Agreement does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything herein to the contrary, the payment of Common Shares will be made to you, to the extent necessary to comply with Section 409A of the Code, on the earliest of (i) your “separation from service” with Avient or a Subsidiary (determined in accordance with Section 409A of the Code) that occurs after the event giving rise to payment; (ii) the Vesting Date applicable to the Restricted Stock Units attributable to such Common Shares; or (iii) your death. In addition, for the avoidance of doubt, Section 18(c) of the Plan applies to any payment of Common Shares made pursuant to this Agreement.
4.Dividend, Voting and Other Rights. You shall have no rights of ownership in the Restricted Stock Units or the Common Shares underlying the Restricted Stock Units and you shall have no right to vote the underlying Common Shares until the date on which any Common Shares are transferred to you pursuant to Section 3 of this Agreement. While the Restricted Stock Units are still outstanding, on the record date for each cash dividend, if any, that Avient pays to holders of Common Shares generally (the “Record Date”), you shall be entitled to a number of additional whole Restricted Stock Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per Common Share and (ii) the total number of Restricted Stock Units (including dividend equivalents paid thereon) credited to you as of the Record Date, by (b) the
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Market Value per Share on the Record Date. Any dividend equivalents credited hereunder shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Restricted Stock Units to which the dividend equivalents were credited.
5.Non-Assignability. The Restricted Stock Units are personal to you and are not transferable by you other than by will or the laws of descent and distribution. Any purported transfer or encumbrance in violation of the provisions of this Section 5 shall be void, and the other party to any such purported transaction shall not obtain any right to or interest in such Restricted Stock Units.
6.Adjustments. In the event of any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Avient, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in the number of and kind of Common Shares covered by the Restricted Stock Units then held by you, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of your rights in connection with such transaction or event. If any such transaction or event occurs or in the event of a Change of Control, the Committee may provide in substitution for outstanding Restricted Stock Units such alternative consideration (including, without limitation, in the form of cash, securities or other property) as it may determine to be equitable in the circumstances and shall require in connection therewith the surrender of the Restricted Stock Units subject to this Agreement. No adjustment provided for in this Section 6 or Section 12 of the Plan will require Avient to issue any fractional shares.
7.Miscellaneous.
(a)Construction. The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board and the shareholders of Avient, which are controlling. The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
(b)Leave of Absence. Any absence or leave approved by a duly constituted officer of Avient or any of its Subsidiaries will not be considered an interruption or termination of your service under this Agreement.
(c)Data Privacy. The grant of the Restricted Stock Units is discretionary and will not be considered to be an employment contract or a part of your terms and conditions of employment or of your salary or compensation. Information about you and your participation in the Plan, including, without limitation, your name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Avient, and details of the Restricted Stock Units or other entitlement to shares of stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor may be collected, recorded, held, used and disclosed by Avient and any of its Subsidiaries and any non-Avient entities engaged by Avient to provide services in connection with this grant (a “Third Party Administrator”), for any purpose related to the administration of the Plan. You understand that Avient and its Subsidiaries may
2026 RSU Award Agreement (US)

transfer such information to Third Party Administrators, regardless of whether such Third Party Administrators are located within your country of residence. Please refer to the Avient Global Associate Processing Notice, a copy of which has been provided or otherwise made available to you, for more information about the personal information that Avient collects about you and the purposes for which Avient uses such data. If you are a California resident, such notice is intended to satisfy Avient’s requirements under the California Consumer Protection Act.
(d)Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer at Avient. Notwithstanding the foregoing, no amendment shall adversely affect your rights under this Agreement without your consent.
(e)No Modifications to Existing Agreements. Except as specifically referenced herein, nothing in this Agreement impacts, changes, or otherwise modifies any existing agreements between you and Avient.
(f)Clawback. Notwithstanding anything in this Agreement to the contrary, you acknowledge and agree that (i) this Agreement, the Restricted Stock Units (and any settlement thereof) and any other performance-based incentive compensation or related amounts held or received by you are subject to any Avient clawback policy applicable to you, under their terms and conditions as may be in effect from time to time, including, without limitation, to implement Section 10D of the Exchange Act and any applicable rules or regulations (including applicable rules and regulations of any national securities exchange or national securities association on which the Common Shares may be traded) (the “Compensation Recovery Policy”), and (ii) that any relevant sections of this Agreement shall be deemed superseded by and subject to the terms and conditions of any such clawback policy from and after the effective date thereof. Further, by accepting the Restricted Stock Units covered by this Agreement, you (A) consent to be bound by the terms of the Compensation Recovery Policy, as applicable, (B) agree and acknowledge that you are obligated to and will cooperate with, and will provide any and all assistance necessary to, Avient in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Avient policy, and (C) agree that Avient may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy. Such cooperation and assistance shall include (but is not limited to) executing, completing and submitting any documentation necessary, or consenting to action by Avient, to facilitate the recovery or recoupment by Avient from you of any such compensation or other amounts, including from your accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(g)Investigations. Notwithstanding anything to the contrary in this Agreement or in any other agreement, contract or arrangement with Avient or a Subsidiary, or in any policy, procedure or practice of Avient or a Subsidiary (collectively, the “Arrangements”), (i) nothing in the Arrangements or otherwise limits your right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency
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(including the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002), and (ii) nothing in the Arrangements or otherwise prevents you from, without prior notice to Avient, providing information (including documents) to governmental authorities or agencies regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities or agencies regarding possible legal violations, and for purposes of clarity you are not prohibited from providing information (including documents) voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act. Avient nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by privilege. The terms of this Section 7(g) are referred to as the “Protected Rights,” and the terms of this Agreement are subject to the Protected Rights.
8.Notice. All notices under this Agreement to Avient must be delivered personally or mailed to Avient Corporation at Avient Center, 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary. Avient’s address may be changed at any time by written notice of such change to you. Also, all notices under this Agreement to you will be delivered personally or mailed to you at your address as shown from time to time in Avient’s records.
9.Compliance with Section 409A of the Code.
(a)To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to you. This Agreement and the Plan shall be administered in a manner consistent with this intent.
(b)Reference to Section 409A of the Code will also include any regulations or other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
10.Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
11.Severability. If one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
12.Governing Law. This Agreement shall be governed by and construed with the internal substantive laws of the State of Ohio without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
13.Binding Effect. This Agreement and the terms and conditions of the Plan shall bind and inure to the benefit of you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
[SIGNATURE PAGE FOLLOWS]
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AVIENT CORPORATION

By: ____________________________

Kristen Gajewski
Senior Vice President, Chief Human Resources Officer

Accepted by:

_____________________________
Name: _______________________
Date: ________________________

2026 RSU Award Agreement (US)

THIS AGREEMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMMON SHARES OF THE COMPANY ARE LISTED ON THE NEW YORK STOCK EXCHANGE.

#GrantDate#

Attn: #ParticipantName#
Avient Corporation

AVIENT CORPORATION INCENTIVE AWARD

Grant of Performance Units

Subject to the terms and conditions of the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), and this letter agreement (this “Agreement”), the Compensation Committee of the Board of Directors (the “Committee”) of Avient Corporation (“Avient”) has granted to you, as of #GrantDate#, the following award:
#QuantityGranted# performance units (the “Performance Units”), with each such Performance Unit being equal in value to US$1.00, payment of which depends on Avient’s performance as set forth in this Agreement and in your Statement of Performance Goals.
A copy of the Plan is available for your review through the Corporate Secretary’s office. Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.
1.Performance Units.
(a)Subject to the provisions of the Plan and this Agreement, your right to receive all or any portion of the Performance Units will be contingent upon the achievement of certain management objectives (the “Management Objectives”), as set forth in your Statement of Performance Goals. The achievement of the Management Objectives will be measured with respect to the period beginning on January 1, 2026 and ending on December 31, 2028 (the “Performance Period”).
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(b)Sixty-seven percent (67%) of the Performance Units (the “EPS Performance Units”) will be earned based solely on achievement of performance goals relating to Avient’s Adjusted Earnings per Share (“Adjusted EPS”), as defined in your Statement of Performance Goals, and the remaining thirty-three percent (33%) of the Performance Units (the “rTSR Performance Units”) will be earned based solely on achievement of performance goals relating to Avient’s Relative Total Shareholder Return (“rTSR”), as defined in your Statement of Performance Goals.
2.Earning of Performance Units.
(a)EPS Performance Units. The EPS Performance Units may be earned as follows:
(i)Threshold. If, upon the conclusion of the Performance Period, Adjusted EPS equals the threshold level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 50% of the EPS Performance Units shall become earned.
(ii)Target. If, upon the conclusion of the Performance Period, Adjusted EPS equals the target level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 100% of the EPS Performance Units shall become earned.
(iii)Equals or Exceeds Maximum. If, upon the conclusion of the Performance Period, Adjusted EPS equals or exceeds the maximum level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 200% of the EPS Performance Units shall become earned.
(iv)Between Threshold and Target or Target and Maximum. If, upon the conclusion of the Performance Period, Adjusted EPS is greater than the threshold level, but less than the target level, or greater than the target level, but less than the maximum level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then a proportionate percentage of the EPS Performance Units shall become earned, as determined by mathematical interpolation and rounded up to the nearest whole unit.
(v)Below Threshold. In no event shall any EPS Performance Units become earned if actual performance for the Performance Period falls below the threshold level for Adjusted EPS or if the Committee does not certify that the Management Objectives have been satisfied with respect to the EPS Performance Units for the Performance Period.
(b)rTSR Performance Units. The rTSR Performance Units may be earned as follows:
(i)Threshold. If, upon the conclusion of the Performance Period, rTSR equals the threshold level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 50% of the rTSR Performance Units shall become earned.

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(ii)Target. If, upon the conclusion of the Performance Period, rTSR equals the target level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 100% of the rTSR Performance Units shall become earned.
(iii)Equals or Exceeds Maximum. If, upon the conclusion of the Performance Period, rTSR equals or exceeds the maximum level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 200% of the rTSR Performance Units shall become earned.
(iv)Between Threshold and Target or Target and Maximum. If, upon the conclusion of the Performance Period, rTSR is greater than the threshold level, but less than the target level, or greater than the target level, but less than the maximum level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then a proportionate percentage of the rTSR Performance Units shall become earned, as determined by mathematical interpolation and rounded up to the nearest whole unit.
(v)Below Threshold. In no event shall any rTSR Performance Units become earned if actual performance for the Performance Period falls below the threshold level for rTSR or if the Committee does not certify that the Management Objectives have been satisfied with respect to the rTSR Performance Units for the Performance Period.
(c)If the Committee determines that a change in the business, operations, corporate structure or capital structure of Avient, the manner in which it conducts business or other events or circumstances render the Management Objectives to be unsuitable, the Committee may modify such Management Objectives or the related levels of achievement, in whole or in part, as the Committee deems appropriate.
(d)Subject to the provisions of Sections 3, 4, 5 and 6 of this Agreement, your right to receive any Performance Units is contingent upon your remaining in the continuous employ of Avient or a Subsidiary through the payment date, which shall be a date in 2029 determined by the Committee (or its authorized delegatee) and shall occur no later than March 15, 2029 (the “Payment Date”).
(e)Notwithstanding the provisions of Section 4, 5 or 6 of this Agreement and to the extent permitted by applicable law, a number of Performance Units may become non-forfeitable and payable prior to the Payment Date in an amount that is sufficient to cover any employment tax that becomes payable by you with respect to the Performance Units prior to the Payment Date.
3.Change of Control. Subject to Section 8,
(a)if a Change of Control occurs prior to the Payment Date or forfeiture of the Performance Units and while you remain in the continuous employ of Avient or a Subsidiary, then, except to the extent that a Replacement Award is provided to you in accordance with Section 3(b) of this Agreement to continue, replace or assume the Performance Units covered by this Agreement (the “Replaced

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Award”), the number of Performance Units under this Agreement that shall be deemed fully earned shall equal the greater of (i) the target number of Performance Units granted pursuant to this Agreement; and (ii) the number of Performance Units earned based on the achievement of the performance measures specified in your Statement of Performance Goals as if the date of the Change of Control had been the last day of the Performance Period (as determined by the Committee as constituted immediately prior to the Change of Control) (but in no event may negative discretion be exercised with respect to the number of Performance Units earned). Any Performance Units that are not earned in accordance with the foregoing sentence shall terminate and be forfeited.
(b)for purposes of this Agreement, a “Replacement Award” means an award: (i) consisting of an award of performance units; (ii) that has a value at least equal to the value of the Replaced Award; (iii) that relates to publicly traded equity securities of Avient or its successor in the Change of Control or another entity that is affiliated with Avient or its successor following the Change of Control (the “Successor”); (iv) if you are subject to U.S. federal income tax under the Code, the tax consequences of which under the Code are not less favorable than the tax consequences of the Replaced Award; (v) that vests upon a termination of your employment with Avient, a Subsidiary or the Successor for Good Reason (as defined in Section 3(d)(ii) below) or without Cause (as defined in Section 3(d)(i) below) by Avient, a Subsidiary or the Successor, in each case within a period of two years after the Change of Control based on actual performance through the date of such termination; and (vi) the other terms and conditions of which are not less favorable to you than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control).  A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code.  Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied.  The determination of whether the conditions of this Section 3(b) are satisfied will be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
(c)if a Replacement Award is provided, (i) the terms of the Replacement Award will govern the vesting and payment of the Replacement Award; and (ii) notwithstanding anything in this Agreement to the contrary, any outstanding Performance Units subject to this Agreement that at the time of the Change of Control are not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed fully earned at the time of such Change of Control and will be paid as provided in Section 8(b) of this Agreement.
(d)For purposes of this Section 3:
(i)“Cause” shall mean (A) the willful and continued failure by you to substantially perform your duties with Avient or any Subsidiary, which failure causes material and demonstrable injury to Avient or any Subsidiary (other than any such failure resulting from your incapacity due

                                    2026 PU Award Agreement (US)

to physical or mental illness), after a demand for substantial performance is delivered to you by the Committee or the Board which specifically identifies the manner in which the Committee or the Board believes that you have not substantially performed your duties, and after you have been given a period of at least 30 days to correct your performance, or (B) the willful engaging by you in other gross misconduct materially and demonstrably injurious to Avient or a Subsidiary. For purposes of this Section 3(d)(i), no act or failure to act, on your part shall be considered “willful” unless conclusively demonstrated to have been done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Avient or a Subsidiary.
(ii)“Good Reason” shall mean (A) a material diminution in your duties or responsibilities at Avient or a Subsidiary; (B) a material reduction in your base salary, other than a reduction or failure that is part of a broad reduction in base salary generally applicable to Avient’s other similarly-situated employees; (C) your permanent reassignment to another primary work location more than 50 miles from your then- current work location; or (D) a material breach by Avient or a Subsidiary of any obligation under any material agreement between you and Avient or a Subsidiary; provided, that no later than 30 days following an event constituting Good Reason, you give notice to Avient or a Subsidiary of the occurrence of such event, Avient or a Subsidiary fails to remedy the event within 30 calendar days after receipt of such written notice and your employment is terminated within 60 days thereafter.
4.Disability or Death. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the Payment Date and, to the extent a Replacement Award is not granted, prior to a Change of Control due to (a) permanent and total disability (as defined under the relevant disability plan or program of Avient or a Subsidiary in which you then participate) or (b) death, Avient shall pay to you or your executor or administrator, as the case may be, on the Payment Date, the product of (i) the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period, multiplied by (ii) a fraction, the numerator of which is the number of days during the Performance Period commencing on the first day of the Performance Period and extending through the date of your termination pursuant to one of the events described in clause (a) or (b) above, and the denominator of which is 1,096.
5.Retirement. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the Payment Date due to (a) your retirement at age 55 or older with at least 10 years of service (“55+ Retirement”) or (b) your retirement at age 58 or older with at least 5 years of service (“58+ Retirement”), Avient shall pay to you on the Payment Date the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period.
6.Termination without Cause Prior to a Change of Control. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary is terminated by Avient or a

                                    2026 PU Award Agreement (US)

Subsidiary without Cause (as defined in Section 6(c)) prior to the Payment Date and prior to a Change of Control, the Performance Units shall vest as follows:
(a)if, as of the date of your termination without Cause (as defined in Section 6(c)), (i) you have been designated as an officer for purposes of Section 16 of the Exchange Act (a “Section 16 Officer”) for at least two consecutive years immediately prior to such date and are not eligible for a 55+ Retirement or a 58+ Retirement (“Retirement Eligible”) or (ii) you have not been designated a Section 16 Officer for at least two consecutive years immediately prior to such date and you are Retirement Eligible, Avient shall pay to you on the Payment Date the product of (A) the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period, multiplied by (B) a fraction, the numerator of which is the number of days during the Performance Period commencing on the first day of the Performance Period and extending through the date of your termination without Cause, and the denominator of which is 1,096.
(b)if, as of the date of your termination without Cause (as defined in Section 6(c)), you have been designated a Section 16 Officer for more than two consecutive years immediately prior to such date and are Retirement Eligible, Avient shall pay to you on the Payment Date the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period.
(c)for purposes of this Section 6, “Cause” shall mean (i) your serious violation or deliberate disregard of Avient or a Subsidiary’s policies; (ii) your gross dereliction in the performance of your job duties and responsibilities; (iii) your violation of Avient’s Code of Conduct or any successor document; (iv) your misappropriation of property of Avient or a Subsidiary; (v) your commission of an act of fraud upon, or bad faith, dishonesty or disloyalty toward Avient or any of its Subsidiaries; (vi) your breach of any restrictive covenants or written obligations to Avient or a Subsidiary in respect of confidentiality and/or the use or ownership of proprietary information; (vii) an event of egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Committee, your credibility and reputation no longer conforms to the standards applicable to Avient’s executives; or (viii) an act or omission that Avient reasonably determines may prejudice significantly its best interests if your employment is not terminated.
7.Other Termination. If your employment with Avient or a Subsidiary terminates before the Payment Date for any reason other than as set forth in Section 3, 4, 5 or 6 above, the Performance Units will be forfeited. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 3(d)(i) or Section 6(c), as applicable,

                                    2026 PU Award Agreement (US)

depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.
8.Payment of Performance Units.
(a)Payment of any Performance Units that become earned as set forth herein will be made in the form of cash. The amount of the cash payment to be made shall be determined by multiplying (i) the number of Performance Units earned pursuant to Section 2, 3, 4, 5 or 6 above by (ii) US$1.00. Except as provided in Section 8(b) of this Agreement, payment will be made on the Payment Date. If Avient determines that it is required to withhold any federal, state, local or foreign taxes from any payment, Avient will withhold the amount of these taxes from the payment.
(b)Notwithstanding Section 8(a), to the extent that the Performance Units are earned on the date of the Change of Control pursuant to Section 3(a) or 3(c) of this Agreement, payment will be made within 30 days following the date of the Change of Control. If the Change of Control triggering the right to payment under Section 3(a) or 3(c) above does not constitute a permitted distribution event under Section 409A(a)(2)(v) of the Code and the regulations thereunder, and where Section 409A of the Code applies to such distribution, then notwithstanding anything herein to the contrary, the cash payment will be made to you, to the extent necessary to comply with Section 409A of the Code, at the time specified in Section 8(a). In addition, for the avoidance of doubt, Section 18(c) of the Plan applies to any payment made pursuant to this Agreement.
9.Non-Assignability. The Performance Units are personal to you and are not transferable by you other than by will or the laws of descent and distribution. Any purported transfer or encumbrance in violation of the provisions of this Section 9 shall be void, and the other party to any such purported transaction shall not obtain any right to or interest in such Performance Units.
10.Miscellaneous.
(a)Construction. The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board and the shareholders of Avient, which are controlling. The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
(b)Leave of Absence. Any absence or leave approved by a duly constituted officer of Avient or any of its Subsidiaries will not be considered an interruption or termination of your service under this Agreement.
(c)Data Privacy. The grant of the Performance Units is discretionary and will not be considered to be an employment contract or a part of your terms and conditions of employment or of your salary or compensation. Information about you and your participation in the Plan, including, without limitation, your name, home address, email address and telephone number, date of birth, social

                                    2026 PU Award Agreement (US)

insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Avient, and details of the Performance Units or other entitlement to shares of stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor may be collected, recorded, held, used and disclosed by Avient and any of its Subsidiaries and any non-Avient entities engaged by Avient to provide services in connection with this grant (a “Third Party Administrator”), for any purpose related to the administration of the Plan. You understand that Avient and its Subsidiaries may transfer such information to Third Party Administrators, regardless of whether such Third Party Administrators are located within your country of residence. Please refer to the Avient Global Associate Processing Notice, a copy of which has been provided or otherwise made available to you, for more information about the personal information that Avient collects about you and the purposes for which Avient uses such data. If you are a California resident, such notice is intended to satisfy Avient’s requirements under the California Consumer Protection Act.
(d)Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer at Avient. Notwithstanding the foregoing, no amendment shall adversely affect your rights under this Agreement without your consent.
(e)No Modifications to Existing Agreements. Except as specifically referenced herein, nothing in this Agreement impacts, changes, or otherwise modifies any existing agreements between you and Avient.
(f)Clawback. Notwithstanding anything in this Agreement to the contrary, you acknowledge and agree that (i) this Agreement, the Performance Units (and any settlement thereof) and any other performance-based incentive compensation or related amounts held or received by you are subject to any Avient clawback policy applicable to you, under their terms and conditions as may be in effect from time to time, including, without limitation, to implement Section 10D of the Exchange Act and any applicable rules or regulations (including applicable rules and regulations of any national securities exchange or national securities association on which the Common Shares may be traded) (the “Compensation Recovery Policy”), and (ii) that any relevant sections of this Agreement shall be deemed superseded by and subject to the terms and conditions of any such clawback policy from and after the effective date thereof. Further, by accepting the Performance Units covered by this Agreement, you (A) consent to be bound by the terms of the Compensation Recovery Policy, as applicable, (B) agree and acknowledge that you are obligated to and will cooperate with, and will provide any and all assistance necessary to, Avient in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Avient policy, and (C) agree that Avient may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy. Such cooperation and assistance shall include (but is not limited to) executing, completing and

                                    2026 PU Award Agreement (US)

submitting any documentation necessary, or consenting to action by Avient, to facilitate the recovery or recoupment by Avient from you of any such compensation or other amounts, including from your accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(g)Investigations. Notwithstanding anything to the contrary in this Agreement or in any other agreement, contract or arrangement with Avient or a Subsidiary, or in any policy, procedure or practice of Avient or a Subsidiary (collectively, the “Arrangements”), (i) nothing in the Arrangements or otherwise limits your right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002), and (ii) nothing in the Arrangements or otherwise prevents you from, without prior notice to Avient, providing information (including documents) to governmental authorities or agencies regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities or agencies regarding possible legal violations, and for purposes of clarity you are not prohibited from providing information (including documents) voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act. Avient nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by privilege. The terms of this Section 8(g) are referred to as the “Protected Rights,” and the terms of this Agreement are subject to the Protected Rights.
11.Notice. All notices under this Agreement to Avient must be delivered personally or mailed to Avient Corporation at Avient Center, 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary. Avient’s address may be changed at any time by written notice of such change to you. Also, all notices under this Agreement to you will be delivered personally or mailed to you at your address as shown from time to time in Avient’s records.
12.Compliance with Section 409A of the Code.
(a)To the extent applicable, it is intended that this Agreement, your Statement of Performance Goals, and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to you. This Agreement and the Plan shall be administered in a manner consistent with this intent.
(b)Reference to Section 409A of the Code will also include any regulations or other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
13.Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
14.Severability. If one or more of the provisions of this Agreement (including the Statement of Performance Goals) is invalidated for any reason by a court of competent jurisdiction,

                                    2026 PU Award Agreement (US)

any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
15.Governing Law. This Agreement shall be governed by and construed with the internal substantive laws of the State of Ohio without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
16.Binding Effect. This Agreement (including the Statement of Performance Goals) and the terms and conditions of the Plan shall bind and inure to the benefit of you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
[SIGNATURE PAGE FOLLOWS]

                                    2026 PU Award Agreement (US)

AVIENT CORPORATION

By: ____________________________

Kristen Gajewski
Senior Vice President, Chief Human Resources Officer

Accepted by:

_____________________________
Name: _______________________
Date: ________________________

                                    2026 PU Award Agreement (US)

AVIENT CORPORATION
2026 Grant of Performance Units
Statement of Performance Goals

1.Definitions. For purposes of the grant of the Performance Units:

(a)“Adjusted Earnings per Share” shall mean: Net income, excluding special items and intangible asset amortization, divided by the weighted average of diluted shares. Special items are defined in the Company’s earnings releases, but include items such as gains or losses related to:
•Strategic or financial restructuring costs including: consolidation of operations; employee separation costs resulting from personnel reduction programs, plant closure and phase-out costs; executive separation agreements; asset impairments; debt extinguishment costs;
•Costs incurred directly in relation to acquisitions or divestitures;
•Environmental remediation costs, fines or penalties or liabilities for facilities no longer owned, discontinued or closed in prior years;
•Gains and losses on the divestiture of operating businesses, joint ventures and equity investments; gains and losses on facility or property sales or disposals;
•Certain tax adjustments;
•Results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period;
    The effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results or the effect of adverse determinations by regulatory agencies relating to accounting principles or treatment;
•Mark-to-market adjustments associated with actuarial gains and losses on pension and other postretirement benefit plans; and
•Special Items related to changes in portfolio as set forth below:
•Divestitures:
oIn the event of the divestiture of a business unit during the performance period, the performance measures (threshold, target and maximum) will be adjusted to remove the net prospective loss of income and the related impact on earnings per share that such business unit was expected to have (as presented to the Board of Directors and applicable at the beginning of the performance period) during the portion of the performance period after the divestiture.
•Acquisitions:
oIn the event of an acquisition during the performance period, the performance measures (threshold, target and maximum) will be adjusted to include Pro Forma figures for the acquired assets for the remainder of the performance period.
oPro Forma, as referenced in the prior bullet, means the acquisition target’s prior year results corresponding to remaining time left in the performance period, adjusted for purchase accounting and acquisition financing, if any.

                                    2026 PU Award Agreement (US)

(b)“Peer Group” shall mean the following entities, subject to the provisions in Section 2 below:
•Ashland Global Holdings Inc.
•Avery Dennison Corporation
•Cabot Corporation
•Celanese Corporation
•The Chemours Company
•Eastman Chemical Company
•FMC Corporation
•H.B. Fuller Company
•Hexcel Corporation
•Quaker Chemical Corporation
•RPM International Inc.
•The Scotts Miracle-Gro Company
•Sensient Technologies Corporation
•Stepan Company
•Trinseo S.A.

(c)“Relative Total Shareholder Return” or “rTSR” shall mean the percentile rank of Avient’s Total Shareholder Return with respect to the Performance Period as compared to (but not included in) the Total Shareholder Returns for all members of the Peer Group, ranked in descending order, at the end of the Performance Period.

(d)“Total Shareholder Return” shall mean, with respect to the Common Shares and the shares of common stock of each of the members of the Peer Group, a rate of return reflecting stock price appreciation, plus the reinvestment of dividends in additional shares of stock, from the beginning of the Performance Period through the end of the Performance Period. In general, Total Shareholder Return shall be determined for each of Avient and each Peer Group entity as a percentage (rounded to the nearest two decimal places) based on the quotient of (i) the sum of (A) the difference between the Ending Average (as defined below) and the Beginning Average (as defined below) plus (B) dividends, divided by (ii) the Beginning Average. For purposes of calculating Total Shareholder Return for Avient and the members of the Peer Group, the beginning stock price will be based on the average closing price for the 20 trading days preceding the first day of the Performance Period on the principal stock exchange on which the stock is then traded (the “Beginning Average”), and the ending stock price will be based on the average closing price for the 20 trading days preceding and including the last day of the Performance Period (the “Ending Average”).

2. Peer Group Adjustments. The following adjustments will be made to the Peer Group during the Performance Period:

(a)If any member of the Peer Group (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code or similar non-U.S. law (collectively, “bankruptcy”), (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within 30 days, (iii) is the subject of a stockholder-approved plan of liquidation or dissolution or makes a general assignment for the benefit of creditors, or (iv) ceases to conduct substantial business operations (provided that, for the avoidance of doubt, (A) the acquisition of a member of the Peer Group by another person or group of related persons by itself does not result in the company being treated as ceasing to conduct substantial business operations, (B) any acquisition by an unaffiliated person or group of related persons shall be subject to Section 2(b) below, and (C) treatment under this Section 2(a) shall not be affected by any subsequent reorganization, recapitalization

                                    2026 PU Award Agreement (US)

or other restructuring pursuant to which the entity emerges from bankruptcy or otherwise continues or re-commences operations), then such entity will remain in the Peer Group, but Relative Total Shareholder Return for the Performance Period will be calculated as if such entity achieved Total Shareholder Return, placing it at the bottom (chronologically, if more than one such entity) of the Peer Group;

(b)If, by the end of the Performance Period, any member of the Peer Group has been acquired by an unaffiliated person or group of persons or is otherwise no longer existing as a publicly-traded company (other than for the reasons as described in Section 2(a) above), then such entity will be removed from the Peer Group; and

(c)Subject to Sections 2(a) and 2(b) above, if a member of the Peer Group undergoes an internal reorganization (e.g., inversion or establishment of a holding company structure) whereby the business and operations of the company (and its subsidiaries) constitute all the business and operations of the successor entity (and its subsidiaries) and the original member ceases to be publicly traded and such successor entity is publicly traded, such successor entity shall take the place of the original entity in the Peer Group.

3.EPS Performance Matrix.

EPS Performance Units - Adjusted EPS Goals (in US$) for the Performance Period (January 1, 2026 to December 31, 2028)
Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
$[___]	$[___]	$[___]

4.rTSR Performance Matrix.

rTSR Performance Units – rTSR Goals for the Performance Period (January 1, 2026 to December 31, 2028)
Performance Level	rTSR	Performance Units Earned
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	75th Percentile or Greater	200%

                                    2026 PU Award Agreement (US)

THIS AGREEMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMMON SHARES OF THE COMPANY ARE LISTED ON THE NEW YORK STOCK EXCHANGE.

                                        #GrantDate#

Attn: #ParticipantName#
Avient Corporation

AVIENT CORPORATION INCENTIVE AWARD

Grant of Restricted Stock Units

Subject to the terms and conditions of the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), and this letter agreement (this “Agreement”), the Compensation Committee of the Board of Directors (the “Committee”) of Avient Corporation (“Avient”) has granted to you, as of #GrantDate#, the following award:
#QuantityGranted# restricted stock units (the “Restricted Stock Units”), which shall vest in accordance with the terms set forth in this Agreement. Each Restricted Stock Unit shall represent one hypothetical common share, par value US$0.01 per share, of Avient (a “Common Share”) and shall at all times be equal in value to one Common Share.
Copies of the Plan and the Plan Prospectus, as supplemented, are available for your review through the Corporate Secretary’s office. Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.
1.Vesting of Restricted Stock Units.
(a)Normal Vesting. Subject to the provisions of the Plan and this Agreement, the Restricted Stock Units shall vest in substantially equal installments on each of the following dates: #VestDate_1#, #VestDate_2# and #VestDate_3# (each date, a “Vesting Date”, and the three-year vesting period from #GrantDate# until #VestDate_3#, the “Restriction Period”), provided that you remain in the continuous employ of Avient or a Subsidiary on each such Vesting Date.
(b)Disability or Death. Notwithstanding the provisions of Section 1(a) of this Agreement, if your employment with Avient or a Subsidiary terminates prior to
2026 RSU Award Agreement (Canada)

NAI-5010401600v2

the end of the Restriction Period due to (i) your permanent and total disability (as defined under the relevant disability plan or program of Avient or a Subsidiary in which you then participate, or if there is no such plan or program, such condition provided in any applicable governmental statute or regulation that constitutes a disability, or if there is no such applicable statute or regulation, such other condition as may be determined by the Committee in its sole discretion to constitute a disability) or (ii) your death, you shall vest in a number of Restricted Stock Units equal to the product of (A) one-third of the total number of Restricted Stock Units subject to this Agreement, multiplied by (B) a fraction, the numerator of which is the number of days that have elapsed between the Vesting Date immediately preceding your termination date (or, in the event your employment terminates prior to the first Vesting Date, #GrantDate#) and the date your employment by Avient or a Subsidiary terminates, and the denominator of which is 365 (or 366, if your employment terminates in 2028). The remaining portion of the Restricted Stock Units will be forfeited.
(c)Retirement. Notwithstanding the provisions of Sections 1(a) and 1(b) of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the end of the Restriction Period due to (i) your retirement at age 55 or older with at least 10 years of service (“55+ Retirement”) or (ii) your retirement at age 58 or older with at least 5 years of service (“58+ Retirement”), you shall vest in all of the Restricted Stock Units that remain unvested as of the date of your 55+ Retirement or 58+ Retirement, as applicable.
(d)Termination without Cause Prior to a Change of Control. Notwithstanding the provisions of Sections 1(a), 1(b) and 1(c), if your employment with Avient or a Subsidiary is terminated by Avient or a Subsidiary without Cause (as defined in Section 1(f)(i) below) prior to the end of the Restriction Period and prior to a Change of Control in the circumstances described below, any Restricted Stock Units that remain unvested as of such termination shall vest as follows:
(i)If, as of the date of your termination without Cause (as defined in Section 1(f)(i)), (A) you have been designated as an officer for purposes of Section 16 of the Exchange Act (a “Section 16 Officer”) for at least two consecutive years immediately prior to such date and are not eligible for a 55+ Retirement or a 58+ Retirement (“Retirement Eligible”) or (B) you have not been designated a Section 16 Officer for at least two consecutive years immediately prior to such date and you are Retirement Eligible, you shall vest on the date of your termination without Cause in a number of Restricted Stock Units equal to the product of (I) one-third of the total number of Restricted Stock Units subject to this Agreement, multiplied by (II) a fraction, the numerator of which is the number of days that have elapsed between the Vesting Date immediately preceding your termination date (or, in the event your employment terminates prior to the first Vesting Date, #GrantDate#) and the date your employment by Avient or a Subsidiary terminates, and the denominator of which is 365 (or 366, if your employment terminates in 2028). Any remaining portion of the Restricted Stock Units will be forfeited.
(ii)If, as of the date of your termination without Cause (as defined in Section 1(f)(i)), you have been designated a Section 16 Officer for more than two consecutive years immediately prior to such date and are Retirement Eligible, you shall vest on the date of your termination without Cause in all of the Restricted Stock Units that remain unvested as of such date.
2026 RSU Award Agreement (Canada)

NAI-5010401600v2

(e)Change of Control. Notwithstanding the provisions of Sections 1(a), 1(b), 1(c) and 1(d) of this Agreement, if a Change of Control occurs prior to the end of the Restriction Period and you remain in the continuous employ of Avient or a Subsidiary, any Restricted Stock Units that remain unvested as of such Change of Control shall vest as follows:
(i)notwithstanding anything to the contrary herein, except to the extent that a Replacement Award is provided to you in accordance with Section 1(e)(ii) to continue, replace or assume the Restricted Stock Units covered by this Agreement (the “Replaced Award”), all of the unvested Restricted Stock Units shall vest on the date of such Change of Control.
(ii)for purposes of this Agreement, a “Replacement Award” means an award (A) of the same type (e.g., time-based restricted stock units) as the Replaced Award, (B) that has a value at least equal to the value of the Replaced Award, (C) that relates to publicly traded equity securities of Avient or its successor in the Change of Control or another entity that is affiliated with Avient or its successor following the Change of Control (the “Successor”), (D) if you are subject to U.S. federal income tax under the Code, the tax consequences of which under the Code are not less favorable than the tax consequences of the Replaced Award, (E) that vests in full upon a termination of your employment with Avient, a Subsidiary or the Successor without Cause (as defined in Section 1(f)(ii) below) by Avient, a Subsidiary or the Successor or by you for Good Reason (as defined in Section 1(f)(iii) below), in either case within a period of two years after the Change of Control, and (F) the other terms and conditions of which are not less favorable to you than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control).  A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code.  Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied.  The determination of whether the conditions of this Section 1(e)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
(iii)if, after receiving a Replacement Award and within a period of two years after the Change of Control, (A) your employment is terminated without Cause (as defined in Section 1(f)(ii) below) by Avient, a Subsidiary or the Successor, as applicable, or (B) you terminate your employment with Avient, a Subsidiary or the Successor, as applicable, for Good Reason (as defined in Section 1(f)(iii) below), the Replacement Award, to the extent it remains unvested, shall become fully vested with respect to the time-based restricted stock units covered by such Replacement Award upon such termination.
(iv)if a Replacement Award is provided, notwithstanding anything in this Agreement to the contrary, any outstanding Restricted Stock Units subject to this Agreement that at the time of the Change of Control are not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be vested at the time of such Change of Control.
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(f)For purposes of this Agreement:
(i)in the event of a termination of your employment without Cause pursuant to Section 1(d) of this Agreement, “Cause” shall mean (A) your serious violation or deliberate disregard of Avient or a Subsidiary’s policies; (B) your gross dereliction in the performance of your job duties and responsibilities; (C) your violation of Avient’s Code of Conduct or any successor document; (D) your misappropriation of property of Avient or a Subsidiary; (E) your commission of an act of fraud upon, or bad faith, dishonesty or disloyalty toward Avient or any of its Subsidiaries; (F) your breach of any restrictive covenants or written obligations to Avient or a Subsidiary in respect of confidentiality and/or the use or ownership of proprietary information; (G) an event of egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Committee, your credibility and reputation no longer conforms to the standards applicable to Avient’s executives; or (H) an act or omission that Avient reasonably determines may prejudice significantly its best interests if your employment is not terminated.
(ii)in the event of a termination of your employment without Cause following a Change of Control pursuant to Section 1(e) of this Agreement, “Cause” shall mean (A) the willful and continued failure by you to substantially perform your duties with Avient or any Subsidiary, which failure causes material and demonstrable injury to Avient or any Subsidiary (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Committee or the Board which specifically identifies the manner in which the Committee or the Board believes that you have not substantially performed your duties, and after you have been given a period of at least 30 days to correct your performance, or (B) the willful engaging by you in other gross misconduct materially and demonstrably injurious to Avient or a Subsidiary. For purposes of this Section 1(f)(ii), no act or failure to act, on your part shall be considered “willful” unless conclusively demonstrated to have been done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Avient or a Subsidiary.
(iii)“Good Reason” shall mean (A) a material diminution in your duties or responsibilities at Avient or a Subsidiary; (B) a material reduction in your base salary, other than a reduction or failure that is part of a broad reduction in base salary generally applicable to Avient’s other similarly-situated employees; (C) your permanent reassignment to another primary work location more than 50 miles from your then-current work location; or (D) a material breach by Avient or a Subsidiary of any obligation under any material agreement between you and Avient or a Subsidiary; provided, that no later than 30 days following an event constituting Good Reason, you give notice to Avient or a Subsidiary of the occurrence of such event, Avient or a Subsidiary fails to remedy the event within 30 calendar days after receipt of such written notice and your employment is terminated within 60 days thereafter.
(g)Notwithstanding the provisions of Sections 1(a), 1(b), 1(c), 1(d) and 1(e) of this Agreement and to the extent permitted by applicable law, a number of Restricted Stock Units may vest and become payable prior to a Vesting Date or other vesting
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event described in Sections 1(b), 1(c), 1(d) and 1(e) of this Agreement in an amount that is sufficient to cover any employment tax that becomes payable by you with respect to the Restricted Stock Units prior to such Vesting Date or other vesting event, as applicable.
2.Other Termination.
(a)If your employment with Avient or a Subsidiary terminates before the end of the Restriction Period for any reason other than as set forth in Section 1(b), Section 1(c), Section 1(d) or Section 1(e)(iii) of this Agreement, all of the Restricted Stock Units that remain unvested as of the termination of your employment will be forfeited. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 1(f)(i) or Section 1(f)(ii), as applicable, depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.
(b)For purposes of this Agreement, the date of occurrence of your termination of employment by Avient or a Subsidiary is the date that you actually cease to perform services for Avient or a Subsidiary, without regard to whether (i) you continue thereafter to receive any payment from Avient or a Subsidiary in respect of such termination, including, without limitation, any continuation of salary or other compensation in lieu of notice of such termination, or (ii) you claim or are found to be entitled at law to greater notice of such termination or greater compensation in lieu thereof than you have received from Avient or a Subsidiary.
3.Payment of Restricted Stock Units.
(a)The Restricted Stock Units that vest pursuant to Section 1 of this Agreement will be paid in Common Shares transferred to you within 30 business days following the applicable Vesting Date; provided, however, that, subject to Section 3(b) of this Agreement, the Restricted Stock Units that vest in accordance with Section 1(b), 1(c), 1(d), 1(e)(i) or 1(e)(iii) of this Agreement will be paid within 30 business days following the date of the termination of your employment or the date of the Change of Control, whichever applies.
(b)To the extent applicable, if the event triggering the right to payment under Section 3(a) of this Agreement does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything herein to the contrary, the payment of Common Shares will be made to you, to the extent necessary to comply with Section 409A of the Code, on the earliest of (i) your “separation from service” with Avient or a Subsidiary (determined in accordance with Section 409A of the Code) that occurs after the event giving rise to payment; (ii) the Vesting Date applicable to the Restricted Stock Units attributable to such Common Shares; or (iii) your death. In addition, for the avoidance of doubt, Section 18(c) of the Plan applies to any payment of Common Shares made pursuant to this Agreement.
4.Dividend, Voting and Other Rights. You shall have no rights of ownership in the Restricted Stock Units or the Common Shares underlying the Restricted Stock Units and you shall have no right to vote the underlying Common Shares until the date on which any Common Shares are transferred to you pursuant to Section 3 of this Agreement. While the Restricted Stock Units are still outstanding, on the record date for each cash dividend, if any, that Avient pays to holders of Common Shares generally (the “Record
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Date”), you shall be entitled to a number of additional whole Restricted Stock Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per Common Share and (ii) the total number of Restricted Stock Units (including dividend equivalents paid thereon) credited to you as of the Record Date, by (b) the Market Value per Share on the Record Date. Any dividend equivalents credited hereunder shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Restricted Stock Units to which the dividend equivalents were credited.
5.Non-Assignability. The Restricted Stock Units are personal to you and are not transferable by you other than by will or the laws of descent and distribution. Any purported transfer or encumbrance in violation of the provisions of this Section 5 shall be void, and the other party to any such purported transaction shall not obtain any right to or interest in such Restricted Stock Units.
6.Adjustments. In the event of any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Avient, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in the number of and kind of Common Shares covered by the Restricted Stock Units then held by you, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of your rights in connection with such transaction or event. If any such transaction or event occurs or in the event of a Change of Control, the Committee may provide in substitution for outstanding Restricted Stock Units such alternative consideration (including, without limitation, in the form of cash, securities or other property) as it may determine to be equitable in the circumstances and shall require in connection therewith the surrender of the Restricted Stock Units subject to this Agreement. No adjustment provided for in this Section 6 or Section 12 of the Plan will require Avient to issue any fractional shares.
7.Responsibility for Taxes.
(a)Regardless of any action Avient or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related withholdings (“Tax Related Items”), you acknowledge that the ultimate liability for all Tax Related Items legally due by you is and remains your responsibility and that Avient and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Restricted Stock Units grant, including the grant or vesting of the Restricted Stock Units, and the receipt of any dividends or dividend equivalents, and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax Related Items.
(b)To the extent that Avient or the Employer is required to withhold taxes in accordance with applicable law in connection with the vesting of your Restricted Stock Units, Avient or the Employer shall withhold from the total number of Common Shares that you are to receive upon settlement a number of shares that has a total value equal to the amount necessary to satisfy any and all such withholding tax obligations. The value of any fraction of retained Common Shares not necessary for required withholding shall be applied to your income tax withholding by your Employer generally. Instead of withholding Common
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Shares as described above, (i) you may be required to remit to your Employer on the date on which you become the owner of Common Shares under this Agreement cash in an amount sufficient to satisfy all applicable required withholding taxes and social security contributions related to the Common Shares, or (ii) to the extent permitted by local law, the Employer may deduct from your regular salary payroll cash, on a payroll date following the date on which you become the owner of Common Shares under this Agreement, in an amount sufficient to satisfy such obligations.
8.Miscellaneous.
(a)Construction. The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board and the shareholders of Avient, which are controlling. The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
(b)Leave of Absence. Any absence or leave approved by a duly constituted officer of Avient or any of its Subsidiaries will not be considered an interruption or termination of your service under this Agreement.
(c)Discretionary Grant; Future Value Unknown. The grant of the Restricted Stock Units is voluntary and discretionary and is being made on a one-time basis, and does not constitute a commitment to make any future awards. Furthermore, the grant will not be considered to be an employment contract and will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. In addition, the future value of any Common Shares acquired upon exercise or settlement is unknown and cannot be predicted with certainty.
(d)Data Privacy. Information about you and your participation in the Plan, including, without limitation, your name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Avient, and details of the Restricted Stock Units or other entitlement to shares of stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) may be collected, recorded, held, used and disclosed by Avient, which is located in the United States, and any of its Subsidiaries and any non-Avient entities engaged by Avient to provide services in connection with this grant (a “Third Party Administrator”), for any purpose related to the administration of the Plan. By executing this Agreement, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of such Data for the exclusive purposes of implementing, administering and managing your participation in the Plan to Third Party Administrators, regardless of whether such Third Party Administrators are located within your country of residence. You understand that any country outside your country of residence will have different data protection laws, rules and regulations than the protection offered pursuant to the laws on data privacy in your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting Avient’s chief human resources officer. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information
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about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein in any case without cost by sending a declaration of withdrawal in writing to Avient’s chief human resources officer. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdraw consent, you may contact Avient’s chief human resources officer. Please refer to the Avient Global Associate Processing Notice, a copy of which has been provided or otherwise made available to you, for more information about the personal information that Avient collects about you and the purposes for which Avient uses such data.
(e)Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer at Avient. Notwithstanding the foregoing, no amendment shall adversely affect your rights under this Agreement without your consent.
(f)No Modifications to Existing Agreements. Except as specifically referenced herein, nothing in this Agreement impacts, changes, or otherwise modifies any existing agreements between you and Avient.
(g)Clawback. Notwithstanding anything in this Agreement to the contrary, you acknowledge and agree that (i) this Agreement, the Restricted Stock Units (and any settlement thereof) and any other performance-based incentive compensation or related amounts held or received by you are subject to any Avient clawback policy applicable to you, under their terms and conditions as may be in effect from time to time, including, without limitation, to implement Section 10D of the Exchange Act and any applicable rules or regulations (including applicable rules and regulations of any national securities exchange or national securities association on which the Common Shares may be traded) (the “Compensation Recovery Policy”), and (ii) that any relevant sections of this Agreement shall be deemed superseded by and subject to the terms and conditions of any such clawback policy from and after the effective date thereof. Further, by accepting the Restricted Stock Units covered by this Agreement, you (A) consent to be bound by the terms of the Compensation Recovery Policy, as applicable, (B) agree and acknowledge that you are obligated to and will cooperate with, and will provide any and all assistance necessary to, Avient in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Avient policy, and (C) agree that Avient may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy. Such cooperation and assistance shall include (but is not limited to) executing, completing and submitting any documentation necessary, or consenting to action by Avient, to facilitate the recovery or recoupment by Avient from you of any such compensation or other amounts, including from your accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(h)Investigations. Notwithstanding anything to the contrary in this Agreement or in any other agreement, contract or arrangement with Avient or a Subsidiary, or in any policy, procedure or practice of Avient or a Subsidiary (collectively, the “Arrangements”), (i) nothing in the Arrangements or otherwise limits your right
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to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or The Sarbanes-Oxley Act of 2002 or any comparable government agency pursuant to any comparable legislation in jurisdictions outside of the United States), and (ii) nothing in the Arrangements or otherwise prevents you from, without prior notice to Avient, providing information (including documents) to governmental authorities or agencies regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities or agencies regarding possible legal violations, and for purposes of clarity you are not prohibited from providing information (including documents) voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act or to any comparable government agencies pursuant to applicable legislation in jurisdictions outside of the United States. Avient nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by privilege. The terms of this Section 8(h) are referred to as the “Protected Rights,” and the terms of this Agreement are subject to the Protected Rights.
9.Notice. All notices under this Agreement to Avient must be delivered personally or mailed to Avient Corporation at Avient Center, 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary. Avient’s address may be changed at any time by written notice of such change to you. Also, all notices under this Agreement to you will be delivered personally or mailed to you at your address as shown from time to time in Avient’s records.
10.Compliance with Section 409A of the Code.
(a)To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to you. This Agreement and the Plan shall be administered in a manner consistent with this intent.
(b)Reference to Section 409A of the Code will also include any regulations or other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
11.Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
12.Severability. If one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
13.Governing Law. This Agreement shall be governed by and construed with the internal substantive laws of the State of Ohio without giving effect to any principle of law that would result in the application of the law of any other jurisdiction. You agree that the state and federal courts located in the State of Ohio shall have jurisdiction in any action, suit or proceeding against you based on or arising out of this Agreement and you hereby: (a) submit to the personal jurisdiction of such courts; (b) consent to service of process in
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connection with any action, suit or proceeding against you; and (c) waive any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
14.Receipt of Documents in English. By signing this Agreement, you acknowledge that you have agreed to the receipt of this Agreement and all documents related to the Restricted Stock Units in the English language.
15.Non-U.S. Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall also     be subject to the special terms and conditions set forth in the Non-U.S. Addendum attached as Appendix A to this Agreement for your country. Moreover, if you relocate to a country other than the country addressed in Appendix A, different special terms and conditions for such country will likely apply to you to the extent Avient determines that the application of any such terms and conditions are necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Non-U.S. Addendum attached hereto as Appendix A constitutes part of this Agreement.
16.Binding Effect. This Agreement and the terms and conditions of the Plan shall bind and inure to the benefit of you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
[SIGNATURE PAGE FOLLOWS]

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AVIENT CORPORATION

By: ____________________________

Kristen Gajewski
Senior Vice President, Chief Human Resources Officer

Accepted by:

_____________________________
Name: _______________________
Date: ________________________

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Appendix A

Non-U.S. Addendum

APPENDIX A

NON-U.S. ADDENDUM

Additional Terms and Conditions for Grant of Restricted Stock Units

February 2026

Terms and Conditions

This Non-U.S. Addendum (this “Non-U.S. Addendum”) includes additional terms and conditions that govern the Restricted Stock Units granted to you under the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), if you reside in Canada. Certain capitalized terms used but not defined in this Non-U.S. Addendum have the meanings set forth in the Plan and/or your award agreement that relates to your award (the “Agreement”). By accepting your award, you agree to be bound by the terms and conditions contained in the paragraphs below in addition to the terms of the Plan, the Agreement, and the terms of any other document that may apply to you and your award.

Notifications

This Non-U.S. Addendum also includes information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in Canada as of February 2026. Such laws are often complex and change frequently. As a result, it is strongly recommended that you not rely on the information in this Non-U.S. Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time your Restricted Stock Units vest or you sell Common Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and Avient Corporation (“Avient”) is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

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Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transferred employment after the Restricted Stock Units were granted to you, or are considered a resident of another country for local law purposes, the information contained herein may not apply.

COUNTRIES COVERED BY THIS NON-U.S. ADDENDUM:
Canada.

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CANADA

Terms and Conditions

Other Termination. Sections 2(a) and 2(b) of the Agreement are hereby amended and replaced in their entirety to read as follows:

“(a)    If your employment with Avient or a Subsidiary terminates before the end of the Restriction Period for any reason other than as set forth in Section 1(b), Section 1(c), Section 1(d) or Section 1(e)(iii) of this Agreement, all of the Restricted Stock Units that remain unvested as of the termination of your employment will be forfeited, except to the extent otherwise expressly required to comply with minimum standards employment legislation, if applicable, in Canada. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 1(f)(i) or Section 1(f)(ii), as applicable, depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.

(b)    For purposes of this Agreement, the date of occurrence of your termination of employment by Avient or a Subsidiary is the later of: (i) the date that you actually cease to perform services for Avient or a Subsidiary, as recorded by Avient or its Subsidiary, as applicable; and (i) the last day of the period during which you are entitled to notice of termination under applicable minimum employment standards legislation (the “Termination Date”).

For greater certainty, the Termination Date shall be determined without reference to any statutory severance or any contractual or common law notice of termination of which you are in receipt or may be eligible to receive at common law, pursuant to a contract, or otherwise; and no grants or damages in lieu thereof are payable with respect to any applicable statutory severance period or contractual or common law notice period. Notwithstanding the foregoing, in no event will you receive less under this Agreement than that required by applicable minimum employment standards legislation.

Avient and its Subsidiaries reserve the right to terminate the employment of any person, regardless of the effect of such termination of employment on entitlements under this Agreement. You hereby waive, and irrevocably release Avient and its Subsidiaries from, any claim or entitlement to compensation or damages that may arise from any forfeiture of the Restricted Stock Units as a result of the cessation of vesting on the Termination Date.”
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Governing Law. Section 13 of the Agreement is hereby amended to add the following sentence to the end thereof to read as follows:

“Nothing in this Section 13 affects your right to pursue statutory relief available in your jurisdiction where such right cannot be waived under applicable law.”

Restricted Stock Units Settled in Shares Only. Notwithstanding anything to the contrary in the Plan and/or the Agreement, you understand that any Restricted Stock Units granted to you shall be paid in Common Shares only and do not provide any right for you to receive a cash payment.

Acknowledgement. By accepting the Restricted Stock Units subject to the Agreement through the Fidelity webportal (or its successor), you declare that you expressly agree with the provisions of the Plan and the Agreement, including those provisions regarding termination of employment described in the Plan, Sections 1 and 2 of the Agreement, and the special terms and conditions set forth in this Non-U.S. Addendum.
Notifications

Additional Restrictions on Resale. In addition to the restrictions on resale and transfer noted in Plan materials, securities purchased under the Plan may be subject to certain restrictions on resale imposed by Canadian provincial securities laws. You are encouraged to seek legal advice prior to any resale of such securities. In general, participants residing in Canada may resell their securities in transactions carried out on exchanges outside of Canada and, in particular, you are generally permitted to sell Common Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided that Avient is a “foreign issuer” that is not a reporting issuer in any jurisdiction of Canada and the sale of the Common Shares acquired pursuant to the Plan takes place: (i) through an exchange, or a market, outside of Canada on the distribution date; or (ii) to a person or company outside of Canada. For purposes hereof, a “foreign issuer” is an issuer that: (a) is not incorporated or existing pursuant to the laws of Canada or any jurisdiction of Canada; (b) does not have its head office in Canada; and (c) does not have a majority of its executive officers or directors ordinarily resident in Canada.

Form of Payment. Due to legal restrictions in Canada and notwithstanding any language to the contrary in the Plan, you are prohibited from surrendering shares that you already own or from attesting to the ownership of shares to pay any tax withholding in connection with the Restricted Stock Units granted. Any tax withholding must be paid in cash or by check or by wire transfer of immediately available funds, by a combination of such methods of payment, or by such other methods as may be approved by the Board.

Tax Reporting. The Income Tax Act (Canada) (the “Tax Act”) and the regulations thereunder require an investor that is a “specified Canadian entity” to file an information return disclosing prescribed information where, at any time in a taxation year, the total cost amount of “specified foreign property” of the entity exceeds Cdn.$100,000. For these purposes, a “specified Canadian
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entity” includes a taxpayer resident in Canada that is not, among other things, a corporation or trust exempt from tax under Part I of the Tax Act. The Common Shares are “specified foreign property”. The reporting rules in the Tax Act are complex and this summary does not purport to explain all circumstances in which reporting may be required by any investor. You should consult your own tax advisor regarding these reporting requirements.

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THIS AGREEMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE COMMON SHARES OF THE COMPANY ARE LISTED ON THE NEW YORK STOCK EXCHANGE.

#GrantDate#

Attn: #ParticipantName#
Avient Corporation

AVIENT CORPORATION INCENTIVE AWARD

Grant of Performance Units

Subject to the terms and conditions of the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), and this letter agreement (this “Agreement”), the Compensation Committee of the Board of Directors (the “Committee”) of Avient Corporation (“Avient”) has granted to you, as of #GrantDate#, the following award:
#QuantityGranted# performance units (the “Performance Units”), with each such Performance Unit being equal in value to US$1.00, payment of which depends on Avient’s performance as set forth in this Agreement and in your Statement of Performance Goals.
Copies of the Plan and the Plan Prospectus, as supplemented, are available for your review through the Corporate Secretary’s office. Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.
1.Performance Units.
(a)Subject to the provisions of the Plan and this Agreement, your right to receive all or any portion of the Performance Units will be contingent upon the achievement of certain management objectives (the “Management Objectives”), as set forth in your Statement of Performance Goals. The achievement of the Management Objectives will be measured with respect to the period beginning on January 1, 2026 and ending on December 31, 2028 (the “Performance Period”).
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(b)Sixty-seven percent (67%) of the Performance Units (the “EPS Performance Units”) will be earned based solely on achievement of performance goals relating to Avient’s Adjusted Earnings per Share (“Adjusted EPS”), as defined in your Statement of Performance Goals, and the remaining thirty-three percent (33%) of the Performance Units (the “rTSR Performance Units”) will be earned based solely on achievement of performance goals relating to Avient’s Relative Total Shareholder Return (“rTSR”), as defined in your Statement of Performance Goals.
2.Earning of Performance Units.
(a)EPS Performance Units. The EPS Performance Units may be earned as follows:
(i)Threshold. If, upon the conclusion of the Performance Period, Adjusted EPS equals the threshold level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 50% of the EPS Performance Units shall become earned.
(ii)Target. If, upon the conclusion of the Performance Period, Adjusted EPS equals the target level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 100% of the EPS Performance Units shall become earned.
(iii)Equals or Exceeds Maximum. If, upon the conclusion of the Performance Period, Adjusted EPS equals or exceeds the maximum level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then 200% of the EPS Performance Units shall become earned.
(iv)Between Threshold and Target or Target and Maximum. If, upon the conclusion of the Performance Period, Adjusted EPS is greater than the threshold level, but less than the target level, or greater than the target level, but less than the maximum level, as set forth in the EPS Performance Matrix included in your Statement of Performance Goals, then a proportionate percentage of the EPS Performance Units shall become earned, as determined by mathematical interpolation and rounded up to the nearest whole unit.
(v)Below Threshold. In no event shall any EPS Performance Units become earned if actual performance for the Performance Period falls below the threshold level for Adjusted EPS or if the Committee does not certify that the Management Objectives have been satisfied with respect to the EPS Performance Units for the Performance Period.
(b)rTSR Performance Units. The rTSR Performance Units may be earned as follows:
(i)Threshold. If, upon the conclusion of the Performance Period, rTSR equals the threshold level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 50% of the rTSR Performance Units shall become earned.

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(ii)Target. If, upon the conclusion of the Performance Period, rTSR equals the target level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 100% of the rTSR Performance Units shall become earned.
(iii)Equals or Exceeds Maximum. If, upon the conclusion of the Performance Period, rTSR equals or exceeds the maximum level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then 200% of the rTSR Performance Units shall become earned.
(iv)Between Threshold and Target or Target and Maximum. If, upon the conclusion of the Performance Period, rTSR is greater than the threshold level, but less than the target level, or greater than the target level, but less than the maximum level, as set forth in the rTSR Performance Matrix included in your Statement of Performance Goals, then a proportionate percentage of the rTSR Performance Units shall become earned, as determined by mathematical interpolation and rounded up to the nearest whole unit.
(v)Below Threshold. In no event shall any rTSR Performance Units become earned if actual performance for the Performance Period falls below the threshold level for rTSR or if the Committee does not certify that the Management Objectives have been satisfied with respect to the rTSR Performance Units for the Performance Period.
(c)If the Committee determines that a change in the business, operations, corporate structure or capital structure of Avient, the manner in which it conducts business or other events or circumstances render the Management Objectives to be unsuitable, the Committee may modify such Management Objectives or the related levels of achievement, in whole or in part, as the Committee deems appropriate.
(d)Subject to the provisions of Sections 3, 4, 5 and 6 of this Agreement, your right to receive any Performance Units is contingent upon your remaining in the continuous employ of Avient or a Subsidiary through the payment date, which shall be a date in 2029 determined by the Committee (or its authorized delegatee) and shall occur no later than March 15, 2029 (the “Payment Date”).
(e)Notwithstanding the provisions of Section 4, 5 or 6 of this Agreement and to the extent permitted by applicable law, a number of Performance Units may become non-forfeitable and payable prior to the Payment Date in an amount that is sufficient to cover any employment tax that becomes payable by you with respect to the Performance Units prior to the Payment Date.
3.Change of Control. Subject to Section 8,
(a)if a Change of Control occurs prior to the Payment Date or forfeiture of the Performance Units and while you remain in the continuous employ of Avient or a Subsidiary, then, except to the extent that a Replacement Award is provided to you in accordance with Section 3(b) of this Agreement to continue, replace or assume the Performance Units covered by this Agreement (the “Replaced Award”), the number of Performance Units under this Agreement that shall be

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deemed fully earned shall equal the greater of (i) the target number of Performance Units granted pursuant to this Agreement; and (ii) the number of Performance Units earned based on the achievement of the performance measures specified in your Statement of Performance Goals as if the date of the Change of Control had been the last day of the Performance Period (as determined by the Committee as constituted immediately prior to the Change of Control) (but in no event may negative discretion be exercised with respect to the number of Performance Units earned). Any Performance Units that are not earned in accordance with the foregoing sentence shall terminate and be forfeited.
(b)for purposes of this Agreement, a “Replacement Award” means an award: (i) consisting of an award of performance units; (ii) that has a value at least equal to the value of the Replaced Award; (iii) that relates to publicly traded equity securities of Avient or its successor in the Change of Control or another entity that is affiliated with Avient or its successor following the Change of Control (the “Successor”); (iv) if you are subject to U.S. federal income tax under the Code, the tax consequences of which under the Code are not less favorable than the tax consequences of the Replaced Award; (v) that vests upon a termination of your employment with Avient, a Subsidiary or the Successor for Good Reason (as defined in Section 3(d)(ii) below) or without Cause (as defined in Section 3(d)(i) below) by Avient, a Subsidiary or the Successor, in each case within a period of two years after the Change of Control based on actual performance through the date of such termination; and (vi) the other terms and conditions of which are not less favorable to you than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control).  A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code.  Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied.  The determination of whether the conditions of this Section 3(b) are satisfied will be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
(c)if a Replacement Award is provided, (i) the terms of the Replacement Award will govern the vesting and payment of the Replacement Award; and (ii) notwithstanding anything in this Agreement to the contrary, any outstanding Performance Units subject to this Agreement that at the time of the Change of Control are not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed fully earned at the time of such Change of Control and will be paid as provided in Section 8(b) of this Agreement.
(d)For purposes of this Section 3:
(i)“Cause” shall mean (A) the willful and continued failure by you to substantially perform your duties with Avient or any Subsidiary, which failure causes material and demonstrable injury to Avient or any Subsidiary (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Committee or the Board which specifically

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identifies the manner in which the Committee or the Board believes that you have not substantially performed your duties, and after you have been given a period of at least 30 days to correct your performance, or (B) the willful engaging by you in other gross misconduct materially and demonstrably injurious to Avient or a Subsidiary. For purposes of this Section 3(d)(i), no act or failure to act, on your part shall be considered “willful” unless conclusively demonstrated to have been done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of Avient or a Subsidiary.
(ii)“Good Reason” shall mean (A) a material diminution in your duties or responsibilities at Avient or a Subsidiary; (B) a material reduction in your base salary, other than a reduction or failure that is part of a broad reduction in base salary generally applicable to Avient’s other similarly-situated employees; (C) your permanent reassignment to another primary work location more than 50 miles from your then- current work location; or (D) a material breach by Avient or a Subsidiary of any obligation under any material agreement between you and Avient or a Subsidiary; provided, that no later than 30 days following an event constituting Good Reason, you give notice to Avient or a Subsidiary of the occurrence of such event, Avient or a Subsidiary fails to remedy the event within 30 calendar days after receipt of such written notice and your employment is terminated within 60 days thereafter.
4.Disability or Death. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the Payment Date and, to the extent a Replacement Award is not granted, prior to a Change of Control due to (a) permanent and total disability (as defined under the relevant disability plan or program of Avient or a Subsidiary in which you then participate, or if there is no such plan or program, such condition provided in any applicable governmental statute or regulation that constitutes a disability, or if there is no such applicable statute or regulation, such other conditions as may be determined by the Committee in its sole discretion to constitute a disability) or (b) death, Avient shall pay to you or your executor or administrator, as the case may be, on the Payment Date, the product of (i) the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period, multiplied by (ii) a fraction, the numerator of which is the number of days during the Performance Period commencing on the first day of the Performance Period and extending through the date of your termination pursuant to one of the events described in clause (a) or (b) above, and the denominator of which is 1,096.
5.Retirement. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary terminates prior to the Payment Date due to (a) your retirement at age 55 or older with at least 10 years of service (“55+ Retirement”) or (b) your retirement at age 58 or older with at least 5 years of service (“58+ Retirement”), Avient shall pay to you on the Payment Date the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the

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Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period.
6.Termination without Cause Prior to a Change of Control. Subject to Section 8 of this Agreement, if your employment with Avient or a Subsidiary is terminated by Avient or a Subsidiary without Cause (as defined in Section 6(c)) prior to the Payment Date and prior to a Change of Control, the Performance Units shall vest as follows:
(a)if, as of the date of your termination without Cause (as defined in Section 6(c)), (i) you have been designated as an officer for purposes of Section 16 of the Exchange Act (a “Section 16 Officer”) for at least two consecutive years immediately prior to such date and are not eligible for a 55+ Retirement or a 58+ Retirement (“Retirement Eligible”) or (ii) you have not been designated a Section 16 Officer for at least two consecutive years immediately prior to such date and you are Retirement Eligible, Avient shall pay to you on the Payment Date the product of (A) the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period, multiplied by (B) a fraction, the numerator of which is the number of days during the Performance Period commencing on the first day of the Performance Period and extending through the date of your termination without Cause, and the denominator of which is 1,096.
(b)if, as of the date of your termination without Cause (as defined in Section 6(c)), you have been designated a Section 16 Officer for more than two consecutive years immediately prior to such date and are Retirement Eligible, Avient shall pay to you on the Payment Date the actual number of Performance Units you would have earned as of the Payment Date pursuant to Section 2 of this Agreement with respect to the Performance Period had you remained in the continuous employ of Avient or a Subsidiary for the entirety of the Performance Period.
(c)for purposes of this Section 6, “Cause” shall mean (i) your serious violation or deliberate disregard of Avient or a Subsidiary’s policies; (ii) your gross dereliction in the performance of your job duties and responsibilities; (iii) your violation of Avient’s Code of Conduct or any successor document; (iv) your misappropriation of property of Avient or a Subsidiary; (v) your commission of an act of fraud upon, or bad faith, dishonesty or disloyalty toward Avient or any of its Subsidiaries; (vi) your breach of any restrictive covenants or written obligations to Avient or a Subsidiary in respect of confidentiality and/or the use or ownership of proprietary information; (vii) an event of egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Committee, your credibility and reputation no longer conforms to the standards applicable to Avient’s executives; or (viii) an act or omission that Avient reasonably determines may prejudice significantly its best interests if your employment is not terminated.
7.Other Termination.
(a)If your employment with Avient or a Subsidiary terminates before the Payment Date for any reason other than as set forth in Section 3, 4, 5 or 6 above, the

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Performance Units will be forfeited. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 3(d)(i) or Section 6(c), as applicable, depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.
(b)For purposes of this Agreement, the date of occurrence of your termination of employment by Avient or a Subsidiary is the date that you actually cease to perform services for Avient or a Subsidiary, without regard to whether (i) you continue thereafter to receive any payment from Avient or a Subsidiary in respect of such termination, including, without limitation, any continuation of salary or other compensation in lieu of notice of such termination, or (ii) you claim or are found to be entitled at law to greater notice of such termination or greater compensation in lieu thereof than you have received from Avient or a Subsidiary.
8.Payment of Performance Units.
(a)Payment of any Performance Units that become earned as set forth herein will be made in the form of cash in the currency of the country in which you work at the time of payment. The amount of the cash payment to be made shall be determined by multiplying (i) the number of Performance Units earned pursuant to Section 2, 3, 4, 5 or 6 above by (ii) US$1.00, and will then be converted into your home currency using the balance sheet monthly exchange rate published by Avient’s Finance Department as of December 31st immediately preceding the Payment Date. Except as provided in Section 8(b) of this Agreement, payment will be made on the Payment Date.
(b)Notwithstanding Section 8(a), to the extent that the Performance Units are earned on the date of the Change of Control pursuant to Section 3(a) or 3(c) of this Agreement, payment will be made within 30 days following the date of the Change of Control. To the extent applicable, if the Change of Control triggering the right to payment under Section 3(a) or 3(c) above does not constitute a permitted distribution event under Section 409A(a)(2)(v) of the Code and the regulations thereunder, and where Section 409A of the Code applies to such distribution, then notwithstanding anything herein to the contrary, the cash payment will be made to you, to the extent necessary to comply with Section 409A of the Code, at the time specified in Section 8(a). In addition, for the avoidance of doubt, Section 18(c) of the Plan applies to any payment made pursuant to this Agreement.
9.Non-Assignability. The Performance Units are personal to you and are not transferable by you other than by will or the laws of descent and distribution. Any purported transfer or encumbrance in violation of the provisions of this Section 9 shall be void, and the other party to any such purported transaction shall not obtain any right to or interest in such Performance Units.
10.Responsibility for Taxes.
(a)Regardless of any action Avient or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on

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account or other tax related withholdings (“Tax Related Items”), you acknowledge that the ultimate liability for all Tax Related Items legally due by you is and remains your responsibility and that Avient and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Performance Units grant, including the grant or vesting of the Performance Units, and (ii) do not commit to structure the terms of the grant or any aspect of the Performance Units to reduce or eliminate your liability for Tax Related Items.
(b)To the extent that Avient or the Employer is required to withhold taxes in accordance with applicable law in connection with the payment of the Performance Units in cash, Avient or the Employer shall withhold the amount necessary to satisfy any and all such withholding obligations.
11.Miscellaneous.
(a)Construction. The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board and the shareholders of Avient, which are controlling. The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
(b)Leave of Absence. Any absence or leave approved by a duly constituted officer of Avient or any of its Subsidiaries will not be considered an interruption or termination of your service under this Agreement.
(c)Discretionary Grant; Future Value Unknown. The grant of the Performance Units is voluntary and discretionary and is being made on a one-time basis, and does not constitute a commitment to make any future awards. Furthermore, the grant will not be considered to be an employment contract and will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law.
(d)Data Privacy. Information about you and your participation in the Plan, including, without limitation, your name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Avient, and details of the Performance Units or other entitlement to shares of stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) may be collected, recorded, held, used and disclosed by Avient, which is located in the United States, and any of its Subsidiaries and any non-Avient entities engaged by Avient to provide services in connection with this grant (a “Third Party Administrator”), for any purpose related to the administration of the Plan. By executing this Agreement, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of such Data for the exclusive purposes of implementing, administering and managing your participation in the Plan to Third Party Administrators, regardless of whether such Third Party Administrators are located within your country of residence. You understand that any country outside your country of residence will have different data

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protection laws, rules and regulations than the protection offered pursuant to the laws on data privacy in your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting Avient’s chief human resources officer. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein in any case without cost by sending a declaration of withdrawal in writing to Avient’s chief human resources officer. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdraw consent, you may contact Avient’s chief human resources officer. Please refer to the Avient Global Associate Processing Notice, a copy of which has been provided or otherwise made available to you, for more information about the personal information that Avient collects about you and the purposes for which Avient uses such data.
(e)Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer at Avient. Notwithstanding the foregoing, no amendment shall adversely affect your rights under this Agreement without your consent.
(f)No Modifications to Existing Agreements. Except as specifically referenced herein, nothing in this Agreement impacts, changes, or otherwise modifies any existing agreements between you and Avient.
(g)Clawback. Notwithstanding anything in this Agreement to the contrary, you acknowledge and agree that (i) this Agreement, the Performance Units (and any settlement thereof) and any other performance-based incentive compensation or related amounts held or received by you are subject to any Avient clawback policy applicable to you, under their terms and conditions as may be in effect from time to time, including, without limitation, to implement Section 10D of the Exchange Act and any applicable rules or regulations (including applicable rules and regulations of any national securities exchange or national securities association on which the Common Shares may be traded) (the “Compensation Recovery Policy”), and (ii) that any relevant sections of this Agreement shall be deemed superseded by and subject to the terms and conditions of any such clawback policy from and after the effective date thereof. Further, by accepting the Performance Units covered by this Agreement, you (A) consent to be bound by the terms of the Compensation Recovery Policy, as applicable, (B) agree and acknowledge that you are obligated to and will cooperate with, and will provide any and all assistance necessary to, Avient in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Avient policy, and (C) agree that Avient may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy. Such cooperation and assistance shall include (but is not limited to) executing, completing and

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submitting any documentation necessary, or consenting to action by Avient, to facilitate the recovery or recoupment by Avient from you of any such compensation or other amounts, including from your accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(h)Investigations. Notwithstanding anything to the contrary in this Agreement or in any other agreement, contract or arrangement with Avient or a Subsidiary, or in any policy, procedure or practice of Avient or a Subsidiary (collectively, the “Arrangements”), (i) nothing in the Arrangements or otherwise limits your right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or The Sarbanes-Oxley Act of 2002 or any comparable government agency pursuant to any comparable legislation in jurisdictions outside of the United States), and (ii) nothing in the Arrangements or otherwise prevents you from, without prior notice to Avient, providing information (including documents) to governmental authorities or agencies regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities or agencies regarding possible legal violations, and for purposes of clarity you are not prohibited from providing information (including documents) voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act or to any comparable government agencies pursuant to applicable legislation in jurisdictions outside of the United States. Avient nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by privilege. The terms of this Section 11(h) are referred to as the “Protected Rights,” and the terms of this Agreement are subject to the Protected Rights.
12.Notice. All notices under this Agreement to Avient must be delivered personally or mailed to Avient Corporation at Avient Center, 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary. Avient’s address may be changed at any time by written notice of such change to you. Also, all notices under this Agreement to you will be delivered personally or mailed to you at your address as shown from time to time in Avient’s records.
13.Compliance with Section 409A of the Code.
(a)To the extent applicable, it is intended that this Agreement, your Statement of Performance Goals, and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to you. This Agreement and the Plan shall be administered in a manner consistent with this intent.
(b)Reference to Section 409A of the Code will also include any regulations or other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

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14.Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
15.Severability. If one or more of the provisions of this Agreement (including the Statement of Performance Goals) is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
16.Governing Law. This Agreement shall be governed by and construed with the internal substantive laws of the State of Ohio without giving effect to any principle of law that would result in the application of the law of any other jurisdiction. You agree that the state and federal courts located in the State of Ohio shall have jurisdiction in any action, suit or proceeding against you based on or arising out of this Agreement and you hereby: (a) submit to the personal jurisdiction of such courts; (b) consent to service of process in connection with any action, suit or proceeding against you; and (c) waive any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
17.Receipt of Documents in English. By signing this Agreement, you acknowledge that you have agreed to the receipt of this Agreement and all documents related to the Performance Units in the English language.
18.Non-U.S. Addendum. Notwithstanding any provisions in this Agreement, the Performance Units shall also be subject to the special terms and conditions set forth in the Non-U.S. Addendum attached as Appendix A to this Agreement for your country. Moreover, if you relocate to a country other than the country addressed in Appendix A, different special terms and conditions for such country will likely apply to you to the extent Avient determines that the application of any such terms and conditions are necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Non-U.S. Addendum attached hereto as Appendix A constitutes part of this Agreement
19.Binding Effect. This Agreement (including the Statement of Performance Goals) and the terms and conditions of the Plan shall bind and inure to the benefit of you, your estate, executor, administrator, beneficiaries, personal representative and guardian and Avient and its successors and assigns.
[SIGNATURE PAGE FOLLOWS]

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AVIENT CORPORATION

By: ____________________________

Kristen Gajewski
Senior Vice President, Chief Human Resources Officer

Accepted by:

_____________________________
Name: _______________________
Date: ________________________

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AVIENT CORPORATION
2026 Grant of Performance Units
Statement of Performance Goals

1.Definitions. For purposes of the grant of the Performance Units:

(a)“Adjusted Earnings per Share” shall mean: Net income, excluding special items and intangible asset amortization, divided by the weighted average of diluted shares. Special items are defined in the Company’s earnings releases, but include items such as gains or losses related to:
•Strategic or financial restructuring costs including: consolidation of operations; employee separation costs resulting from personnel reduction programs, plant closure and phase-out costs; executive separation agreements; asset impairments; debt extinguishment costs;
•Costs incurred directly in relation to acquisitions or divestitures;
•Environmental remediation costs, fines or penalties or liabilities for facilities no longer owned, discontinued or closed in prior years;
•Gains and losses on the divestiture of operating businesses, joint ventures and equity investments; gains and losses on facility or property sales or disposals;
•Certain tax adjustments;
•Results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period;
    The effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results or the effect of adverse determinations by regulatory agencies relating to accounting principles or treatment;
•Mark-to-market adjustments associated with actuarial gains and losses on pension and other postretirement benefit plans; and
•Special Items related to changes in portfolio as set forth below:
•Divestitures:
oIn the event of the divestiture of a business unit during the performance period, the performance measures (threshold, target and maximum) will be adjusted to remove the net prospective loss of income and the related impact on earnings per share that such business unit was expected to have (as presented to the Board of Directors and applicable at the beginning of the performance period) during the portion of the performance period after the divestiture.
•Acquisitions:
oIn the event of an acquisition during the performance period, the performance measures (threshold, target and maximum) will be adjusted to include Pro Forma figures for the acquired assets for the remainder of the performance period.
oPro Forma, as referenced in the prior bullet, means the acquisition target’s prior year results corresponding to remaining time left in the performance period, adjusted for purchase accounting and acquisition financing, if any.

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(b)“Peer Group” shall mean the following entities, subject to the provisions in Section 2 below:
•Ashland Global Holdings Inc.
•Avery Dennison Corporation
•Cabot Corporation
•Celanese Corporation
•The Chemours Company
•Eastman Chemical Company
•FMC Corporation
•H.B. Fuller Company
•Hexcel Corporation
•Quaker Chemical Corporation
•RPM International Inc.
•The Scotts Miracle-Gro Company
•Sensient Technologies Corporation
•Stepan Company
•Trinseo S.A.

(c)“Relative Total Shareholder Return” or “rTSR” shall mean the percentile rank of Avient’s Total Shareholder Return with respect to the Performance Period as compared to (but not included in) the Total Shareholder Returns for all members of the Peer Group, ranked in descending order, at the end of the Performance Period.

(d)“Total Shareholder Return” shall mean, with respect to the Common Shares and the shares of common stock of each of the members of the Peer Group, a rate of return reflecting stock price appreciation, plus the reinvestment of dividends in additional shares of stock, from the beginning of the Performance Period through the end of the Performance Period. In general, Total Shareholder Return shall be determined for each of Avient and each Peer Group entity as a percentage (rounded to the nearest two decimal places) based on the quotient of (i) the sum of (A) the difference between the Ending Average (as defined below) and the Beginning Average (as defined below) plus (B) dividends, divided by (ii) the Beginning Average. For purposes of calculating Total Shareholder Return for Avient and the members of the Peer Group, the beginning stock price will be based on the average closing price for the 20 trading days preceding the first day of the Performance Period on the principal stock exchange on which the stock is then traded (the “Beginning Average”), and the ending stock price will be based on the average closing price for the 20 trading days preceding and including the last day of the Performance Period (the “Ending Average”).

2. Peer Group Adjustments. The following adjustments will be made to the Peer Group during the Performance Period:

(a)If any member of the Peer Group (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code or similar non-U.S. law (collectively, “bankruptcy”), (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within 30 days, (iii) is the subject of a stockholder-approved plan of liquidation or dissolution or makes a general assignment for the benefit of creditors, or (iv) ceases to conduct substantial business operations (provided that, for the avoidance of doubt, (A) the acquisition of a member of the Peer Group by another person or group of related persons by itself does not result in the company being treated as ceasing to conduct substantial business operations, (B) any acquisition by an unaffiliated person or group of related persons shall be subject to Section 2(b) below, and (C) treatment under this Section 2(a) shall not be affected by any subsequent reorganization, recapitalization

                                    2026 PU Award Agreement (Canada)

or other restructuring pursuant to which the entity emerges from bankruptcy or otherwise continues or re-commences operations), then such entity will remain in the Peer Group, but Relative Total Shareholder Return for the Performance Period will be calculated as if such entity achieved Total Shareholder Return, placing it at the bottom (chronologically, if more than one such entity) of the Peer Group;

(b)If, by the end of the Performance Period, any member of the Peer Group has been acquired by an unaffiliated person or group of persons or is otherwise no longer existing as a publicly-traded company (other than for the reasons as described in Section 2(a) above), then such entity will be removed from the Peer Group; and

(c)Subject to Sections 2(a) and 2(b) above, if a member of the Peer Group undergoes an internal reorganization (e.g., inversion or establishment of a holding company structure) whereby the business and operations of the company (and its subsidiaries) constitute all the business and operations of the successor entity (and its subsidiaries) and the original member ceases to be publicly traded and such successor entity is publicly traded, such successor entity shall take the place of the original entity in the Peer Group.

3.EPS Performance Matrix.

EPS Performance Units - Adjusted EPS Goals (in US$) for the Performance Period (January 1, 2026 to December 31, 2028)
Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
$[____]	$[____]	$[____]

4.rTSR Performance Matrix.

rTSR Performance Units – rTSR Goals for the Performance Period (January 1, 2026 to December 31, 2028)
Performance Level	rTSR	Performance Units Earned
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	75th Percentile or Greater	200%

                                    2026 PU Award Agreement (Canada)

Appendix A

Non-U.S. Addendum

                                    2026 PU Award Agreement (Canada)

APPENDIX A

NON-U.S. ADDENDUM

Additional Terms and Conditions for Grant of Performance Units

February 2026

Terms and Conditions

This Non-U.S. Addendum (this “Non-U.S. Addendum”) includes additional terms and conditions that govern the Performance Units granted to you under the Avient Corporation 2020 Equity and Incentive Compensation Plan, as amended and restated effective May 11, 2023 (the “Plan”), if you reside in Canada. Certain capitalized terms used but not defined in this Non-U.S. Addendum have the meanings set forth in the Plan and/or your award agreement that relates to your award (the “Agreement”). By accepting your award, you agree to be bound by the terms and conditions contained in the paragraphs below in addition to the terms of the Plan, the Agreement, and the terms of any other document that may apply to you and your award.

Notifications

This Non-U.S. Addendum also includes information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in Canada as of February 2026. Such laws are often complex and change frequently. As a result, it is strongly recommended that you not rely on the information in this Non-U.S. Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time your Performance Units vest.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and Avient Corporation (“Avient”) is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transferred employment after the Performance Units were granted to you, or are considered a resident of another country for local law purposes, the information contained herein may not apply.

COUNTRIES COVERED BY THIS NON-U.S. ADDENDUM:
Canada.

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CANADA

Terms and Conditions

Other Termination. Sections 7(a) and 7(b) of the Agreement are hereby amended and replaced in their entirety to read as follows:

“(a)    If your employment with Avient or a Subsidiary terminates before the Payment Date for any reason other than as set forth in Section 3, 4, 5 or 6 above, the Performance Units will be forfeited, except to the extent otherwise expressly required to comply with minimum standards employment legislation, if applicable, in Canada. For the avoidance of doubt, such reasons shall include, without limitation, a termination of your employment with Avient or a Subsidiary for Cause (as defined in Section 3(d)(i) or Section 6(b), as applicable, depending on whether a termination of your employment occurs prior to or following a Change of Control), regardless of whether you are Retirement Eligible at such time.

(b)    For purposes of this Agreement, the date of occurrence of your termination of employment by Avient or a Subsidiary is the later of: (i) the date that you actually cease to perform services for Avient or a Subsidiary, as recorded by Avient or its Subsidiary, as applicable; and (i) the last day of the period during which you are entitled to notice of termination under applicable minimum employment standards legislation (the “Termination Date”).

For greater certainty, the Termination Date shall be determined without reference to any statutory severance or any contractual or common law notice of termination of which you are in receipt or may be eligible to receive at common law, pursuant to a contract, or otherwise; and no grants or damages in lieu thereof are payable with respect to any applicable statutory severance period or contractual or common law notice period. Notwithstanding the foregoing, in no event will you receive less under this Agreement than that required by applicable minimum employment standards legislation.

Avient and its Subsidiaries reserve the right to terminate the employment of any person, regardless of the effect of such termination of employment on entitlements under this Agreement. You hereby waive, and irrevocably release Avient and its Subsidiaries from, any claim or entitlement to compensation or damages that may arise from any forfeiture of the Performance Units as a result of the cessation of vesting on the Termination Date.”

Governing Law. Section 16 of the Agreement is hereby amended to add the following sentence to the end thereof to read as follows:
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NAI-5010402704v2

“Nothing in this Section 16 affects your right to pursue statutory relief available in your jurisdiction where such right cannot be waived under applicable law.”
Acknowledgement. By accepting the Performance Units subject to the Agreement through the Fidelity webportal (or its successor), you declare that you expressly agree with the provisions in the Plan and the Agreement, including those provisions regarding termination of employment described in the Plan, Sections 3, 6 and 7 of the Agreement, and the special terms and conditions set forth in this Non-U.S. Addendum.
Notifications

Tax Reporting. The Income Tax Act (Canada) (the “Tax Act”) and the regulations thereunder require an investor that is a “specified Canadian entity” to file an information return disclosing prescribed information where, at any time in a taxation year, the total cost amount of “specified foreign property” of the entity exceeds Cdn.$100,000. For these purposes, a “specified Canadian entity” includes a taxpayer resident in Canada that is not, among other things, a corporation or trust exempt from tax under Part I of the Tax Act. If the cash payment earned upon vesting of the Performance Units is held in a bank account outside of Canada, this reporting requirement may apply to you. The reporting rules in the Tax Act are complex and this summary does not purport to explain all circumstances in which reporting may be required by any investor. You should consult your own tax advisor regarding these reporting requirements.

Non-U.S. Addendum (Canada) (Performance Unit)

NAI-5010402704v2